UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-5384
Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2013

Date of reporting period:  August 31, 2013

Item 1. Reports to Stockholders.

Annual Report|August 31, 2013

Performance Trust Total Return
Bond Fund (Symbol: PTIAX) and
Performance Trust Municipal Bond
Fund (Symbol: PTIMX, PTRMX)

© 2013. Performance Trust Investment Advisors. All Rights Reserved.

LETTER FROM THE INVESTMENT ADVISER

Dear Fellow Shareholders:

Performance Trust Total Return Bond Fund (PTIAX) Annual Management’s
Discussion of Fund Performance: 9/1/2012 – 8/31/2013

As of August 31, 2013, the Performance Trust Total Return Bond Fund (“PTIAX” or the “Fund”) has completed its third year in operation. For the one year return, the Fund posted a gain of 1.79% compared to -2.47% for the Barclays Aggregate Bond Index. Below, we highlight some of the drivers of the Fund’s performance.

As a total return bond fund, PTIAX continues to be oriented towards the sectors of the fixed-income markets that we believe offer the best value and potential total return through interest income and capital appreciation. We continue to believe that the best risk versus reward opportunities lie in non-agency residential mortgage backed securities (RMBS) and municipal bonds. The Fund’s performance over the past year was driven primarily by investments in non-agency RMBS, as fundamental drivers such as home prices and employment continued to strengthen. The municipal bond allocation detracted from the Fund’s performance during the period, largely driven by rising interest rates.

During the course of the previous year, fixed-income markets trudged through an uphill climb in interest rates and higher volatility. The 10-year Treasury yield rose from 1.55% on August 31, 2012, to 2.78% on August 31, 2013, a move of 124 basis points. The increase in rates was not uniform over the course of the year, however. The 10-year yield stayed fairly stable in a range between 1.60% and 2.00% until mid-May of this year, at which point yields rose to just over 2.90% by mid-August.

The first eight months of the Fund’s year saw positive performance for both the allocation to non-agency RMBS and municipal bonds. The rise in prices was driven primarily by positive fundamental factors. Unemployment continued to decrease, GDP expanded slowly, home prices continued their pronounced rebound, and inflationary pressures remained modest.

During the last four months of the period, however, rising interest rates and technically driven selling were the dominating themes. The increase in rates is widely credited to changing market expectations for the pace of bond purchases in the Federal Reserve’s current Quantitative Easing program. Various members of the Federal Reserve have indicated that the need for stimulus may be lessening as the economy continues on its current path of slow growth and the housing market continues to improve. A majority of market participants believed that the reduction in Quantitative Easing could happen as early as the third quarter this year. As a result, Treasuries have sold off and credit spreads, or yield differentials to other securities, widened as investors withdrew money from bond funds, and managers were forced to liquidate positions.

The redemptions were most pronounced in municipal bond funds, where investors withdrew more than $20 billion over the seventeen weeks spanning May, June, July, and August. This level of outflows has not been observed since a prominent Wall Street analyst alarmed investors by predicting widespread municipal defaults on 60 Minutes in December 2010. This has exerted enormous pressure on municipal bond prices as across the market, portfolio managers were forced to raise funds to meet the steady stream of redemption requests. As a result, the municipal bond allocation has weighed on the Fund’s performance over the period. Non-agency RMBS were not immune to the rise in interest rates, and experienced pressure on prices as well, though to a lesser extent. Nevertheless, we were pleased with how the non-agency RMBS market withstood the pressure and we believe our allocation has contributed to our outperformance over the past year.

Looking forward, we remain optimistic for the Fund’s strategy. Even though prices have fallen over the previous months, we are now able to reinvest at significantly higher interest rates. Combined higher rates with continued underlying fundamental improvement in both municipal credit and non-agency RMBS credit, we believe the risk versus reward profile of our securities going forward is better than it was four months ago.

Performance Trust Municipal Bond Fund (PTIMX, PTRMX) Annual Management’s
Discussion of Fund Performance: 9/1/2012 – 8/31/2013

The economic theme over the course of the 12 months ended August 31, 2013, has been one in which unemployment has decreased, GDP expanded, home values rebounded, and inflation continued to be modest. The macroeconomic picture has provided some stability to municipalities’ finances and has improved issuers’ ability to repay their debt obligations. Despite strengthening credit fundamentals and a beginning of the year rally, the municipal market prices tracked Treasury market prices lower during the 12-month period ended August 31, 2013. The 10-year yield on the AAA Municipal Market Data (“MMD”) scale moved from 1.74% on August 31, 2012 up to 2.94% on August 31, 2013; over the same period, the 10-year Treasury yield moved up from 1.55% up to 2.78%. We believe recent underperformance in the

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

LETTER FROM THE INVESTMENT ADVISER

municipal bond market reflects three major drivers: “tapering” expectations, municipal bond outflows, and recent credit headlines in Detroit and Puerto Rico.

Recently, on September 18, 2013 the Federal Open Market Committee released its decision to continue its mortgage and Treasury securities purchase program, known as Quantitative Easing or QE, at the same $85 billion dollars-a-month pace. The market has put its chips on the Federal Reserve “tapering” their bond buying program, which has been apparent in higher longer term Treasury rates and a steeper Treasury yield curve. Municipal yields followed Treasury yields’ march higher, beginning the end of May, when the Federal Reserve Chairman, Ben Bernanke, made his initial remarks regarding scaling back QE. We believe any unexpected “tapering” will continue to produce higher levels of municipal yield volatility.

Rock bottom municipal rates observed at the beginning of the 12-month period and a rising equity market deterred investors from purchasing municipal bonds. As a result, investors have consistently withdrawn funds from municipal bonds since the beginning of March 2013, totaling over $20 billion of net outflows calendar year-to-date. This level of outflows has not been observed since Meredith Whitney spooked investors with her concerns of wide spread municipal defaults on 60 Minutes in December of 2010. Consecutive weeks of outflows have put enormous selling pressure on municipal bond prices as portfolio managers scramble to raise funds amid steady streams of redemptions. Until fund flows stabilize, further selling pressure could ensue, weighing on municipal bond valuations.

Finally, there have been a number of headlines that have shed a negative light on the municipal market over the past quarter. Detroit’s appointed emergency manager, Kevyn Orr, filed bankruptcy on behalf of the city which has been affected by a declining population, a fading auto industry, and a history of chronic budget deficits. Included in the estimated $18 billion dollars of liabilities are $530 million of general obligation debt Orr has classified as unsecured. Should a bankruptcy judge side with Orr on the classification, other general obligation bonds, which account for about two-fifths of new issuances in 2013, could be negatively impacted. Additionally, Barron’s published an article that highlighted Puerto Rico’s dismal economic and financial situation, including a deficit that grew from $300 million to $2.2 billion in the most recent fiscal year. After the story broke, Puerto Rico general obligation bonds, rated investment grade by all three rating agencies, traded through 8% yields. Despite the negative headlines, we believe these stories have two common factors. First, the credit concerns in Detroit and Puerto Rico have been forming over a long period of time and have been widely recognized by fund managers.  Second, although credit concerns exist with these two issuers, we believe these issues are isolated with most municipal issuers making efforts to repay their debt on time and in full.

As a result of the factors above, Performance Trust Municipal Bond Fund (“PTIMX” or the “Fund”) experienced losses of -3.20% for the 12-month period ended August 31, 2013. Over the same period, the Barclays Municipal Aggregate Bond Index lost -3.70%. PTIMX’s return assumes the reinvestment of all dividends.

Over the course of the 12-month period, we sold out of less defensive structures, that is, lower coupon bonds priced to the maturity date, into more defensive bond structures, that is higher coupon bonds priced to the call date. We also attempted to reposition PTIMX out of lower rated bonds, moving from 42% of the Fund in BBB-rated bonds to 25% of the Fund in BBB-rated bonds. Additionally, we raised the Fund’s cash position from 7% to 19% to meet redemptions and lower the Fund’s interest rate exposure.  Going forward, we feel PTIMX is better positioned to withstand a more tenuous municipal market environment.

The Fund’s NAV for the year ended August 31, 2013 was $21.16. The average maturity of the bonds was 10.8 years, with an average duration, a measure of sensitivity to interest rate movements, of 6.0 years.

Statistics as of August 30, 2013 (the last business day of the month)

Credit Quality Breakout:
Percentage
Credit Quality*	of Portfolio
AAA	0.50%
AA	16.27%
A	28.08%
BBB	25.05%
BB	5.14%
B	0.27%
Non rated	5.95%
Net cash & equiv.	18.75%

*
Credit distribution, shown herein in decreasing order of credit quality, is provided by Moody’s and Standard & Poor’s as of August 30, 2013. The Fund uses the higher of the two ratings. Investment Grade refers to a bond considered investment grade if its credit rating is BBB or higher by Standard & Poor’s or Baa or higher by Moody’s. Below Investment Grade refers to a bond rated below investment grade if its credit rating is below BBB by Standard & Poor’s or below Baa by Moody’s.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

LETTER FROM THE INVESTMENT ADVISER

Sector Concentrations:
Percentage
Sector	of Portfolio
Hospital	14.53%
CCRC	8.92%
EDUCATION	8.23%
TRANSPORTATION	6.85%
UTILITY	5.88%
HOUSING	4.66%
DEDICATED TAX	4.58%
HIGHER EDUCATION	4.41%
OTHER REVENUE	3.79%
AIRPORT	3.55%
WATER & SEWER	3.38%
TOBACCO	2.94%
INSURED	2.48%
IDB	2.32%
STUDENT LOAN	2.31%
COP	1.35%
GO-UNLTD	0.47%
MULTIFAMILY HSG	0.31%
GEN OB - LTD	0.29%
Cash	18.75%
Total	100.00%

State Allocations:
Percentage
States	of Portfolio
AZ	4.77%
CA	7.83%
CO	4.60%
CT	0.83%
DC	1.18%
FL	9.56%
GA	1.47%
GU	1.69%
IA	1.51%
IL	3.24%
IN	3.67%
KY	0.90%
LA	1.90%
MA	0.54%
MD	0.60%
ME	1.62%
MI	1.62%
MN	0.44%
MO	2.85%
NC	1.47%
NH	0.87%
NJ	5.28%
NY	2.21%
OH	3.42%
OK	0.63%
OR	1.80%
PA	1.30%
PR	0.63%
SC	0.75%
TN	0.29%
TX	3.08%
UT	0.92%
VA	2.91%
VT	0.27%
WI	3.47%
WY	1.13%
Cash	18.75%
Total	100.00%

Coupon Distribution:
Percentage
Coupon	of Portfolio
0–0.99	3.54%
1–1.99	0.00%
2–2.99	0.69%
3–3.99	0.00%
4–4.99	2.32%
5–5.99	62.32%
6–6.99	9.09%
7–7.99	2.90%
8–8.99	0.41%
Average	3.99%

Maturity Breakdown:
	Percentage
Maturity	of Portfolio
Net cash & equiv.		18.75%
0–0.99 years		0.00%
1–1.99 years		0.17%
2–2.99 years		0.59%
3–3.99 years		0.20%
4–4.99 years		1.46%
5–5.99 years		0.92%
6– 6.99 years		0.59%
7–7.99 years		4.08%
8–8.99 years		7.35%
9–9.99 years		11.88%
10–14.99 years		29.91%
1–19.99 years		15.72%
20–24.99 years		6.17%
25–29.99 years		2.21%
30 years & over		0.00%
Average	10.80	yrs

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

LETTER FROM THE INVESTMENT ADVISER (PTIMX)

PTIMX is managed with a fundamental, bottom up, individual bond by bond focus. We employ a value-oriented approach when analyzing municipal bonds, looking for bonds that we believe can provide attractive income and after tax total return potential. Our goal is to purchase municipal bonds at a yield differential, or spread, to “AAA” rated bonds that compensate shareholders for credit and liquidity risk embedded in the bond today, and that possess credit fundamentals demonstrating a likelihood of improving in credit quality over time. We believe this bottom up approach to credit analysis on individual municipal bonds provides an opportunity for spread compression (i.e., have a lower spread relative to “AAA” rated municipal bonds) and, therefore, potential price appreciation.

As part of this individual security analysis, we employ Shape Management® as a key component of our investment process. Shape Management® is a proprietary means of applying total return scenario analysis to both individual bonds and portfolios of bonds. Total return scenario analysis applies various interest rate shifts, yield curve slope analysis, reinvestment rate assumptions and probability analysis to determine a municipal bond’s “shape,” or how we believe that bond will perform in various interest rate environments.

Past performance is not indicative of future returns. The views in this report were those of the Funds’ Managers as of August 31, 2013 and may not reflect the views of the Funds’ Managers on the date this Report is first published or anytime thereafter. These views are intended to assist shareholders of the Funds in understanding their investments in the Funds and do not constitute investment advice.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

GROWTH OF PERFORMANCE TRUST TOTAL RETURN BOND FUND (PTIAX)

Performance Trust Total Return Bond Fund (Unaudited)
Total Return vs. Barclays Capital U.S. Aggregate Bond Index

Total Returns—For the Year Ended August 31, 2013 (Unaudited)

		ANNUALIZED
		SINCE INCEPTION
	ONE YEAR	(AUGUST 31, 2010)(1)
Performance Trust Total Return Bond Fund	1.79%	7.82%
Barclays Capital U.S. Aggregate Bond Index	(2.47)%	7.92%

(1)   Fund commenced investment operations on September 1, 2010.

The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, Barclays Capital dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, Mortgage-Backed Securities (agency fixed-rate and hybrid Adjustable-Rate Mortgage Passthroughs), Asset-Backed Securities, and Commercial Mortgage-Backed Securities. The Barclays Capital U.S. Aggregate Bond Index was created in 1986, with index history backfilled to January 1, 1976. The chart at the top of the page assumes an initial gross investment of $10,000 made on August 31, 2010, the inception date for the Fund.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns shown include the reinvestment of all fund distributions. Investment performance reflects fee waivers in effect. In absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1 (877) 738-9095 or by visiting www.PTIAfunds.com.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST TOTAL RETURN BOND FUND (PTIAX)

Allocation of Portfolio Holdings (% of Investments) (Unaudited)
As of August 31, 2013

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

GROWTH OF PERFORMANCE TRUST MUNICIPAL BOND FUND (PTIMX)

Performance Trust Municipal Bond Fund – Institutional Class (Unaudited)
Total Return vs. Barclays Capital U.S. Municipal Bond Index

Total Returns—For the Year Ended August 31, 2013 (Unaudited)

		ANNUALIZED
		SINCE INCEPTION
	ONE YEAR	(JUNE 30, 2011)
Performance Trust Municipal Bond Fund – Institutional Class	(3.20)%	6.58%
Barclays Capital U.S. Municipal Bond Index	(3.70)%	3.45%

The Barclays Capital U.S. Municipal Bond Index is a rules based, market-value-weighted index engineered for the long-term tax-exempt bond market. The index tracks general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds rated Baa3/ BBB or higher by at least two of the ratings agencies: Moody’s, S&P and Fitch. The Barclays Capital U.S. Municipal Bond Index was created in 1986, with index history backfilled to January 1, 1976. The chart at the top of the page assumes an initial gross investment of $1,000,000 made on June 30, 2011, the inception date for the Fund.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns shown include the reinvestment of all fund distributions. Investment performance reflects fee waivers in effect. In absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1 (877) 738-9095 or by visiting www.PTIAfunds.com.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

GROWTH OF PERFORMANCE TRUST MUNICIPAL BOND FUND (PTRMX)

Performance Trust Municipal Bond Fund – Retail Class (Unaudited)
Total Return vs. Barclays Capital U.S. Municipal Bond Index

Total Returns—For the Period Ended August 31, 2013 (Unaudited)

SINCE INCEPTION
(SEPTEMBER 28, 2012)
Performance Trust Municipal Bond Fund – Retail Class	(4.15)%
Barclays Capital U.S. Municipal Bond Index	(4.27)%

The Barclays Capital U.S. Municipal Bond Index is a rules based, market-value-weighted index engineered for the long-term tax-exempt bond market. The index tracks general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds rated Baa3/ BBB or higher by at least two of the ratings agencies: Moody’s, S&P and Fitch. The Barclays Capital U.S. Municipal Bond Index was created in 1986, with index history backfilled to January 1, 1976. The chart at the top of the page assumes an initial gross investment of $10,000 made on September 28, 2012, the inception date for the Fund.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns shown include the reinvestment of all fund distributions. Investment performance reflects fee waivers in effect. In absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1 (877) 738-9095 or by visiting www.PTIAfunds.com.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND

Allocation of Portfolio Holdings (% of Investments) (Unaudited)
As of August 31, 2013

*  For additional details on allocation of portfolio holdings by state, please see the Schedule of Investments.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2013

	Performance Trust	Performance Trust
	Total Return	Municipal
	Bond Fund	Bond Fund
Assets
Investments, at value (cost $187,716,623 and $37,054,789, respectively)	$183,913,694	$35,816,985
Interest receivable	928,207	345,030
Receivable from Adviser	—	15,387
Receivable for Fund shares sold	5,242,787	571,560
Other assets	29,312	20,852
Total Assets	190,114,000	36,769,814

Liabilities
Payable for investments purchased	1,239,142	—
Payable for Fund shares redeemed	49,412	—
Payable to Adviser	90,504	—
Payable to affiliates	57,455	35,828
Payable to custodian	17,417	—
Payable for distribution fees	—	672
Accrued expenses and other liabilities	55,261	31,624
Total Liabilities	1,509,191	68,124

Net Assets	$188,604,809	$36,701,690
Net Assets Consist Of:
Paid-in capital	$194,773,348	$38,610,732
Accumulated undistributed net investment income	30,069	5,999
Accumulated undistributed net realized loss on investments	(2,395,679)	(677,237)
Net unrealized depreciation on investments	(3,802,929)	(1,237,804)
Net Assets	$188,604,809	$36,701,690

Total Return Bond Fund Shares
Net assets	$188,604,809
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	8,628,971
Net asset value, redemption and offering price per share(1)	$21.86

Municipal Bond Fund Shares – Institutional Class
Net assets		$36,474,154
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)		1,723,956
Net asset value, redemption and offering price per share(1)		$21.16

Municipal Bond Fund Shares – Retail Class
Net assets		$227,536
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)		10,743
Net asset value, redemption and offering price per share(1)		$21.18

(1)If applicable, redemption price per share may be reduced by a 2.00% redemption fee for shares redeemed within sixty days of purchase.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST TOTAL RETURN BOND FUND — SCHEDULE OF INVESTMENTS
August 31, 2013

	PRINCIPAL
	AMOUNT	VALUE

ASSET BACKED SECURITIES–1.63%
HSI Asset Securitization Trust
2007-HE1, 0.284%, 01/25/2037 (a)	$1,505,653	$1,490,083
Merrill Lynch Mortgage Investors Trust
2005-HE1, 0.829%, 02/25/2036 (a)	196,320	187,664
Quest Trust
2006-X2, 0.304%, 08/25/2036 (a)	176,009	170,917
RAMP Trust
2005-SL1, 8.000%, 05/25/2032	1,088,027	1,064,965
2003-RS4, 4.018%, 03/25/2033	119,034	115,937
2004-RS8, 4.980%, 08/25/2034	46,170	46,752
TOTAL ASSET BACKED SECURITIES
(COST $3,066,136)		3,076,318

MORTGAGE BACKED SECURITIES–48.83%

Banc of America Alternative
Loan Trust
2007-1, 6.124%, 04/25/2022 (a)	107,210	111,419
2003-9, 5.500%, 11/25/2033	190,000	190,881
2005-5, 5.500%, 06/25/2035	717,845	677,202
2005-5, 6.000%, 06/25/2035	406,086	354,523
2005-11, 5.500%, 12/25/2035	413,292	373,807
2005-11, 5.750%, 12/25/2035	407,161	357,996
2006-3, 6.000%, 04/25/2036	299,458	276,130

Banc of America Funding Trust
2005-3, 5.500%, 06/25/2035	226,000	229,754
2005-4, 5.500%, 08/25/2035	352,237	358,891
2005-5, 5.500%, 09/25/2035	246,513	249,228
2005-6, 5.500%, 10/25/2035	209,257	207,959
2007-4, 5.500%, 06/25/2037	215,659	210,363
2007-5, 5.500%, 07/25/2037	721,269	608,803
2007-5, 6.500%, 07/25/2037	434,302	453,682

Banc of America Mortgage Trust
2004-10, 5.000%, 12/25/2019	424,218	436,694
2005-F, 2.733%, 07/25/2035 (a)	139,735	129,993
2005-10, 5.500%, 11/25/2035	1,310,247	1,316,482

Bear Stearns Asset Backed
Securities Trust
2004-AC5, 5.250%, 10/25/2034	272,717	285,176
2005-AC8, 5.500%, 11/25/2035	186,774	166,585

Charlie Mac Trust
2004-2, 6.000%, 10/25/2034	1,476,331	1,566,056

Chase Mortgage Finance Trust
2007-A1, 2.719%, 02/25/2037 (a)	614,720	601,501
2007-A1, 2.839%, 02/25/2037 (a)	1,420,520	1,332,310

Chaseflex Trust
2005-2, 5.500%, 06/25/2035	44,000	35,889
2005-2, 5.500%, 06/25/2035	499,513	469,311
2006-2, 5.745%, 09/25/2036 (a)	250,000	225,254

CHL Mortgage Pass-Through Trust
2005-20, 5.250%, 12/25/2027	157,336	146,841
2002-J4, 5.500%, 10/25/2032	223,421	232,146
2003-7, 4.500%, 05/25/2033	142,079	145,872
2003-HYB3, 2.664%, 11/19/2033 (a)	456,346	429,268
2005-5, 5.500%, 03/25/2035	462,776	462,232
2004-HYB5, 2.754%, 04/20/2035 (a)	547,059	472,017
2005-15, 5.500%, 08/25/2035	92,996	87,705
2005-16, 5.000%, 09/25/2035	13,346	12,824
2005-J3, 5.500%, 09/25/2035	405,744	355,405
2005-27, 5.500%, 12/25/2035	102,871	91,467
2005-28, 5.500%, 12/25/2035	210,516	191,188
2005-31, 2.778%, 01/25/2036 (a)	314,383	246,678
2005-30, 5.500%, 01/25/2036	2,119,343	2,069,479
2005-30, 5.500%, 01/25/2036	217,011	209,876
2006-J1, 6.000%, 02/25/2036	98,647	83,208
2006-20, 5.750%, 02/25/2037	99,209	88,305
2007-J2, 6.000%, 07/25/2037	680,026	552,139

Citicorp Mortgage Securities Trust
2006-3, 5.500%, 06/25/2021	309,487	319,395
2006-3, 5.750%, 08/25/2023	526,509	524,287
2006-1, 5.500%, 02/25/2026	102,042	104,804
2006-1, 6.000%, 02/25/2036	324,000	321,804
2006-3, 5.750%, 06/25/2036	110,585	110,751
2006-3, 5.750%, 06/25/2036	610,879	609,267

Citicorp Mortgage Securities, Inc.
2004-5, 5.500%, 08/25/2034	131,357	137,507

Citigroup Mortgage Loan Trust, Inc.
2004-2, 9.250%, 09/25/2033	443,140	470,824
2005-5, 5.000%, 08/25/2035	479,823	490,144

CitiMortgage Alternative Loan Trust
2006-A1, 5.250%, 03/25/2021	210,320	215,306
2007-A4, 5.500%, 04/25/2022	186,798	192,008
2006-A7, 6.000%, 12/25/2036	189,668	157,940

Countrywide Alternative Loan Trust
2004-J3, 4.750%, 04/25/2019	184,328	189,027
2004-30CB, 5.500%, 03/25/2020	306,000	287,890
2005-20CB, 5.250%, 07/25/2020	234,442	229,754
2006-J5, 5.207%, 07/25/2021 (a)	251,691	240,309
2007-9T1, 5.500%, 05/25/2022	214,995	188,459
2004-20T1, 6.000%, 09/25/2034	82,585	88,357
2004-22CB, 6.000%, 10/25/2034	3,420,462	3,564,907
2004-29CB, 5.375%, 01/25/2035	1,312,397	1,332,464
2005-J1, 5.500%, 02/25/2035	661,021	652,452
2005-7CB, 0.584%, 04/25/2035 (a)	307,123	283,374
2005-7CB, 6.416%, 04/25/2035 (a)	307,123	34,895
2005-6CB, 7.500%, 04/25/2035	145,674	152,789
2005-21CB, 5.250%, 06/25/2035	520,135	468,761
2005-11CB, 5.500%, 06/25/2035	802,893	793,861
2005-26CB, 5.500%, 07/25/2035	123,921	107,877
2005-40CB, 5.500%, 10/25/2035	135,043	113,808

Percentages are stated as a percent of net assets.
(a)Variable rate security; the rate shown represents the rate at August 31, 2013.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST TOTAL RETURN BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2013

	PRINCIPAL
	AMOUNT	VALUE
Countrywide Alternative
Loan Trust (Cont.)
2005-46CB, 5.500%, 10/25/2035	$1,371,168	$1,263,280
2005-46CB, 5.500%, 10/25/2035	95,461	87,950
2005-46CB, 5.500%, 10/25/2035	481,491	443,606
2005-46CB, 5.500%, 10/25/2035	761,097	701,212
2005-49CB, 5.500%, 11/25/2035	731,188	656,994
2005-52CB, 5.500%, 11/25/2035	236,434	210,780
2005-52CB, 5.500%, 11/25/2035	79,062	70,484
2005-J13, 5.500%, 11/25/2035	408,229	383,368
2005-57CB, 5.500%, 12/25/2035	264,083	222,838
2005-64CB, 5.500%, 12/25/2035	167,520	147,317
2005-65CB, 5.500%, 12/25/2035	463,978	453,177
2005-J14, 5.500%, 12/25/2035	101,070	87,356
2005-65CB, 0.934%, 01/25/2036 (a)	197,871	142,623
2005-65CB, 5.500%, 01/25/2036	504,412	446,582
2005-73CB, 5.750%, 01/25/2036	970,807	853,201
2005-73CB, 6.250%, 01/25/2036	321,267	303,311
2005-85CB, 5.500%, 02/25/2036	549,178	493,762
2005-86CB, 5.500%, 02/25/2036	584,044	485,748
2006-8T1, 5.500%, 04/25/2036	55,533	44,159
2006-4CB, 6.000%, 04/25/2036	907,747	730,306
2006-4CB, 6.000%, 04/25/2036	762,462	627,544
2006-11CB, 6.000%, 05/25/2036	300,090	215,812
2006-19CB, 6.000%, 08/25/2036	578,522	468,943
2006-19CB, 6.000%, 08/25/2036	323,959	266,432
2006-32CB, 5.500%, 11/25/2036	580,755	495,491
2006-43CB, 6.000%, 02/25/2037	255,407	201,839
2006-J4, 6.000%, 07/25/2036	675,885	575,138

Credit Suisse First Boston Mortgage
Securities Corp.
2004-7, 5.250%, 10/25/2019	58,886	59,901
2005-10, 5.000%, 11/25/2020	729,622	751,147
2004-8, 5.500%, 12/25/2034	1,199,170	1,234,298
2005-4, 5.500%, 06/25/2035	364,906	360,439
2005-4, 5.500%, 06/25/2035	107,716	107,164
2005-3, 5.500%, 07/25/2035	674,467	668,206
2005-10, 5.500%, 11/25/2035	865,367	755,906
2005-10, 5.750%, 11/25/2035	170,000	153,365
2005-10, 6.000%, 11/25/2035	382,612	263,018

CSMC Mortgage-Backed Trust
2006-8, 5.500%, 10/25/2021	195,229	188,371
2007-5, 5.000%, 10/25/2024	397,230	395,313
2006-1, 5.500%, 02/25/2036	811,281	747,447
2006-1, 5.500%, 02/25/2036	350,323	323,379
2006-3, 5.750%, 04/25/2036	74,443	63,991
2006-3, 5.750%, 04/25/2036	176,312	151,556
2006-3, 6.000%, 04/25/2036	130,256	109,753
2006-3, 6.000%, 04/25/2036	339,174	280,830
2006-4, 7.000%, 05/25/2036	361,950	212,184
2007-2, 5.750%, 03/25/2037	536,306	478,801

CSMC Mortgage-Backed Trust (Cont.)
2007-3, 5.500%, 04/25/2037	233,594	216,620
2007-5, 5.000%, 08/25/2037	328,529	319,074

Deutsche ALT-A Securities, Inc.
Alternative Loan Trust
2005-2, 0.584%, 04/25/2035 (a)	191,674	159,858
2005-3, 5.250%, 06/25/2035	361,945	354,031
2005-AR2, 2.972%, 10/25/2035 (a)	140,863	138,235

Deutsche Mortgage Securities, Inc.
2004-4, 2.568%, 06/25/2034 (a)	278,372	268,359

First Horizon Alternative
Mortgage Securities
2005-FA10, 5.250%, 12/25/2020	417,198	429,219
2005-FA11, 5.250%, 02/25/2021	619,226	621,231
2006-FA6, 5.750%, 11/25/2021	91,039	90,552
2004-FA1, 6.250%, 10/25/2034	584,004	596,513
2005-FA2, 0.684%, 04/25/2035 (a)	925,163	726,977
2005-FA2, 0.784%, 04/25/2035 (a)	120,486	95,262
2005-FA4, 5.500%, 06/25/2035	172,794	159,582

GMACM Mortgage Loan Trust
2004-J2, 5.500%, 06/25/2034	237,843	238,443
2004-J3, 5.250%, 07/25/2034	242,000	244,199
2005-AR3, 3.309%, 06/19/2035 (a)	492,364	475,452
2006-AR2, 3.806%, 05/19/2036 (a)	678,841	512,164

GSAA Home Equity Trust
2005-12, 5.069%, 09/25/2035 (a)	213,449	197,942
2006-6, 4.957%, 03/25/2036 (a)	123,501	74,225

GSR Mortgage Loan Trust
2005-AR2, 2.695%, 05/25/2034 (a)	494,062	464,988
2005-1F, 6.000%, 01/25/2035	85,355	85,440
2005-3F, 6.000%, 03/25/2035	142,358	140,685
2005-AR2, 5.101%, 04/25/2035 (a)	255,664	248,589
2005-6F, 5.500%, 07/25/2035	547,890	528,972
2005-7F, 5.000%, 09/25/2035	220,000	210,253
2005-7F, 6.000%, 09/25/2035	94,814	96,683
2005-9F, 5.500%, 12/25/2035	197,440	187,302
2006-AR1, 3.169%, 01/25/2036 (a)	274,332	236,030
2006-AR2, 2.909%, 04/25/2036 (a)	552,159	452,658
2006-5F, 6.000%, 06/25/2036	1,150,489	1,122,466
2006-7F, 6.250%, 08/25/2036	916,484	783,715

HarborView Mortgage Loan Trust
2005-4, 2.810%, 07/19/2035 (a)	266,267	239,520

JP Morgan Alternative Loan Trust
2005-S1, 5.500%, 12/25/2035	464,079	406,835
2005-S1, 5.500%, 12/25/2035	349,376	306,281
2005-S1, 5.500%, 12/25/2035	548,625	451,172
2006-S2, 6.050%, 05/25/2036 (a)	132,977	114,209

JP Morgan Mortgage Trust
2005-S3, 5.750%, 01/25/2036	186,812	171,584

Percentages are stated as a percent of net assets.
(a)Variable rate security; the rate shown represents the rate at August 31, 2013.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST TOTAL RETURN BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2013

	PRINCIPAL
	AMOUNT	VALUE
Lehman Mortgage Trust
2006-2, 6.354%, 04/25/2036 (a)	$149,094	$142,493

Lehman XS Trust
2005-8, 5.560%, 12/25/2035 (a)	399,812	329,806

MASTR Adjustable Rate
Mortgages Trust
2004-4, 2.007%, 05/25/2034 (a)	294,709	248,225
2004-15, 3.473%, 12/25/2034 (a)	383,041	371,950

MASTR Alternative Loan Trust
2003-7, 6.250%, 11/25/2033	1,247,838	1,292,932
2004-6, 6.000%, 07/25/2034	819,870	851,128
2007-1, 0.784%, 10/25/2036 (a)	376,129	332,484

MASTR Asset Securitization Trust
2005-2, 5.250%, 11/25/2035	143,907	143,903

MASTR Seasoned Securitization Trust
2005-2, 3.688%, 10/25/2032 (a)	191,028	188,594

Morgan Stanley Mortgage Loan Trust
2006-7, 5.000%, 06/25/2021	176,061	169,474
2004-11AR, 2.958%, 01/25/2035 (a)	95,438	81,655
2005-7, 5.500%, 11/25/2035	374,319	375,040
2006-2, 6.500%, 02/25/2036	344,061	273,935
2006-11, 6.000%, 08/25/2036	1,143,674	906,634

Nomura Asset Acceptance Corp.
Alternative Loan Trust
2005-AP1, 4.855%, 02/25/2035 (a)	334,372	332,848
2005-WF1, 5.159%, 03/25/2035	1,291,124	1,286,878
2005-AP2, 4.976%, 05/25/2035 (a)	357,440	331,324

PHHMC Mortgage
Pass-Through Certificates
2005-3, 5.267%, 06/18/2035 (a)	595,814	564,980

RAAC Trust
2005-SP1, 6.000%, 09/25/2034	181,636	182,993

RALI Trust
2003-QS18, 5.000%, 09/25/2018	185,141	191,216
2004-QS6, 5.000%, 05/25/2019	135,962	139,049
2005-QS3, 5.000%, 03/25/2020	2,347,350	2,398,705
2007-QS4, 5.500%, 04/25/2022	90,407	92,172
2003-QS17, 5.500%, 09/25/2033	833,157	839,111
2004-QS7, 5.500%, 05/25/2034	333,907	340,831
2004-QA4 3.600%, 09/25/2034 (a)	707,882	639,749
2005-QS14, 6.000%, 09/25/2035	38,538	31,579
2005-QS16, 5.500%, 11/25/2035	331,398	300,794

Resecuritization Pass-Through Trust
2005-8R, 6.000%, 10/25/2034	803,616	807,969

Residential Asset Securitization Trust
2004-R2, 5.500%, 08/25/2034	2,647,901	2,705,078
2005-A5, 5.500%, 05/25/2035	492,892	425,728

Residential Asset
Securitization Trust (Cont.)
2005-A11CB, 5.500%, 10/25/2035	502,975	418,191
2005-A11CB, 6.000%, 10/25/2035	420,906	334,239
2006-A14CB, 6.250%, 12/25/2036	230,566	191,039
2007-A1, 5.750%, 03/25/2037	206,531	158,168

RFMSI Trust
2006-S10, 5.500%, 10/25/2021	281,977	292,207
2004-S6, 6.000%, 06/25/2034	824,556	869,822
2006-S3, 5.500%, 03/25/2036	1,432,691	1,270,019
2006-S5, 6.000%, 06/25/2036	367,112	335,075
2006-S6, 6.000%, 07/25/2036	311,220	285,416

Structured Asset Securities Corp.
2003-23H, 5.500%, 07/25/2033	432,352	432,803
2004-18H, 4.750%, 10/25/2034	480,196	482,410

Structured Asset Securities Corp.
Mortgage Pass-Through Certificates
2004-9XS, 5.560%, 05/25/2034 (a)	367,679	384,835

Structured Assets Securities Corp.
TBW Mortgage-Backed Trust
2006-2, 5.500%, 07/25/2036	743,727	732,416

WaMu Mortgage Pass-Through
Certificates
2004-S2, 6.000%, 06/25/2034	117,908	122,101
2005-AR18, 2.461%, 01/25/2036 (a)	681,449	650,809
2006-AR2, 2.487%, 03/25/2036 (a)	305,464	266,255

Washington Mutual Alternative
Mortgage Pass-Through Certificates
2005-1, 5.500%, 03/25/2035	750,000	675,835
2005-1, 6.000%, 03/25/2035	652,706	640,166
2005-4, 0.690%, 06/25/2035 (a)	373,562	257,351
2005-4, 5.500%, 06/25/2035	398,965	370,884
2005-5, 5.500%, 07/25/2035	681,006	669,490
2005-9, 5.500%, 11/25/2035	85,389	73,153

Wells Fargo Mortgage Backed
Securities Trust
2005-7, 5.250%, 09/25/2035	543,000	534,644
2005-9, 5.500%, 10/25/2035	581,724	594,580
2005-14, 5.500%, 12/25/2035	269,303	268,205
2006-4, 0.884%, 04/25/2036 (a)	513,020	447,117
2006-4, 5.750%, 04/25/2036	511,069	493,586
2007-2, 5.750%, 03/25/2037	481,786	440,018
2007-2, 6.000%, 03/25/2037	286,918	264,578
2007-4, 6.000%, 04/25/2037	105,315	101,660
2007-12, 5.500%, 09/25/2037	1,003,278	1,004,361
2007-12, 5.500%, 09/25/2037	667,035	680,725
TOTAL MORTGAGE BACKED
SECURITIES (COST $89,071,463)		92,096,617

Percentages are stated as a percent of net assets.
(a)Variable rate security; the rate shown represents the rate at August 31, 2013.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST TOTAL RETURN BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2013

	PRINCIPAL
	AMOUNT	VALUE
MUNICIPAL BONDS–39.88%

California–0.89%
Alvord Unified School District
0.000%, 08/01/2022	$375,000	$246,439
Hueneme Elementary School District
0.000%, 06/01/2023	190,000	117,234
Palmdale Elementary School District
0.000%, 08/01/2029	540,000	207,328
Port of Oakland
5.000%, 05/01/2033	300,000	286,251
West Contra Costa Unified
School District
0.000%, 08/01/2022	180,000	120,578
Yosemite Community College District
0.000%, 08/01/2023	1,050,000	709,957
		1,687,787
Colorado–1.30%
City & County of Denver, CO
Airport System Revenue
5.000%, 11/15/2028	100,000	99,467
5.000%, 11/15/2021	100,000	109,186
Dawson Ridge Metropolitan
District No. 1
0.000%, 10/01/2022	3,000,000	2,237,250
		2,445,903
Florida–0.09%
County of Miami-Dade, FL
Aviation Revenue
5.000%, 10/01/2022	165,000	175,765

Guam–0.34%
Guam Power Authority
5.000%, 10/01/2021	565,000	639,410

Illinois–3.66%
Boone Mchenry & Dekalb Counties
Community Unit School District 100
0.000%, 12/01/2022	370,000	252,928
0.000%, 12/01/2023	850,000	552,602
Chicago Board of Education
0.000%, 12/01/2022	575,000	389,879
City of Chicago, IL
Waterworks Revenue
5.750%, 11/01/2030	210,000	225,677
Dekalb Kane & LaSalle Counties Etc
Community College District No. 523
0.000%, 02/01/2025	275,000	155,430
0.000%, 02/01/2021	200,000	151,672

Illinois Finance Authority
0.000%, 07/15/2025	830,000	521,904
0.000%, 01/01/2020	1,100,000	901,648
Kendall & Kane Counties Community
Unit School District No. 115
0.000%, 01/01/2022	1,075,000	756,929
Lake County Community Consolidated
School District No. 50 Woodland
5.625%, 01/01/2026	335,000	365,683
5.750%, 01/01/2030	480,000	512,414
Metropolitan Pier & Exposition Authority
0.000%, 06/15/2021	305,000	242,130
Peoria Public Building Commission
0.000%, 12/01/2023	300,000	180,915
Cook County, Illinois Community
College District No. 510
0.000%, 12/01/2022	1,000,000	710,100
Will County Community High School
District No. 210
0.000%, 01/01/2022	135,000	103,401
Will County Community Unit School
District No. 201
0.000%, 11/01/2020	490,000	380,926
Will County Elementary School
District No. 122
5.250%, 10/01/2023	460,000	496,096
		6,900,334
Indiana–1.70%
Carmel Redevelopment Authority
2.625%, 08/01/2026	340,000	282,227
Franklin Community Multi-School
Building Corp.
5.000%, 01/10/2023	400,000	428,800
Greater Clark County School Corp.
5.000%, 01/05/2023	580,000	634,230
Indiana Finance Authority
5.000%, 03/01/2022	775,000	840,185
Indianapolis Local Public
Improvement Bond Bank
0.000%, 02/01/2021	535,000	418,317
Zionsville Community Schools
Building Corp.
0.000%, 01/15/2029	100,000	48,475
Eagle Union Middle School
Building Corp.
0.000%, 07/15/2022	750,000	547,657
		3,199,891

Percentages are stated as a percent of net assets.
(a)Variable rate security; the rate shown represents the rate at August 31, 2013.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST TOTAL RETURN BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2013

	PRINCIPAL
	AMOUNT	VALUE
Kentucky–0.78%
Kentucky Asset Liability Commission
2.998%, 04/01/2023	$500,000	$446,070
Scott County School District
Finance Corp.
4.000%, 01/01/2023	1,000,000	1,032,200
		1,478,270
Massachusetts–3.18%
Massachusetts Bay Transportation
Authority
5.250%, 07/01/2032	3,635,000	3,845,248
5.250%, 07/01/2031	2,000,000	2,156,820
		6,002,068
Michigan–6.23%
Anchor Bay School District
5.000%, 05/01/2023	1,625,000	1,785,436
City of Detroit, MI Sewage Disposal
System Revenue
5.250%, 07/01/2029	415,000	399,853
5.500%, 07/01/2036	665,000	651,401
5.750%, 07/01/2031	1,325,000	1,339,866
City of Detroit, MI Water Supply
System Revenue
5.250%, 07/01/2035	1,060,000	990,740
5.500%, 07/01/2035	1,720,000	1,660,557
5.500%, 07/01/2028	200,000	200,570
5.750%, 07/01/2024	170,000	177,162
5.750%, 07/01/2026	2,020,000	2,083,165
5.750%, 07/01/2027	370,000	378,392
Detroit City School District
5.250%, 05/01/2026	475,000	476,710
5.250%, 05/01/2025	555,000	582,117
Harper Woods School District
5.000%, 05/01/2022	500,000	546,580
Hudsonville Public Schools
5.000%, 05/01/2023	425,000	475,724
		11,748,273
Missouri–1.01%
Bi-State Development Agency of the
Missouri-Illinois Metropolitan District
5.000%, 10/01/2025	1,750,000	1,911,227

Nevada–0.18%
County of Clark, NV Airport
System Revenue
5.000%, 07/01/2024	320,000	330,992

New Jersey–2.81%
New Jersey Economic Development
Authority
0.000%, 02/15/2020	642,000	495,496
New Jersey Higher Education Student
Assistance Authority
5.500%, 12/01/2021	1,000,000	1,071,690
New Jersey Transportation Trust
Fund Authority
0.000%, 12/15/2027	7,320,000	3,739,495
		5,306,681
New York–0.12%
Port Authority of New York &
New Jersey
5.000%, 09/15/2022	200,000	220,256

Ohio–1.27%
Cincinnati City School District
5.250%, 12/01/2030	1,000,000	1,081,690
City of St. Bernard, OH
4.000%, 12/01/2023	660,000	664,389
4.000%, 12/01/2022	635,000	645,281
		2,391,360
Oregon–0.14%
Klamath Falls Intercommunity
Hospital Authority
5.000%, 09/01/2021	250,000	266,775

Pennsylvania–4.73%
City of Harrisburg, PA
0.000%, 04/01/2019	180,000	155,099
Mckeesport Area School District
0.000%, 10/01/2023	150,000	92,934
Pennsylvania Turnpike Commission
0.000%, 06/01/2033	3,515,000	3,342,097
0.000%, 12/01/2034	1,850,000	1,682,686
0.000%, 12/01/2030	575,000	508,674
0.000%, 12/01/2030	165,000	152,463
Pennsylvania Turnpike Commission
0.000%, 12/01/2035	780,000	694,925
West York Area School District
5.000%, 04/01/2033	2,250,000	2,287,598
		8,916,476
Puerto Rico–1.21%
Puerto Rico Sales Tax Financing Corp.
0.000%, 08/01/2032	3,850,000	1,009,008
0.000%, 08/01/2032	375,000	317,692
6.500%, 08/01/2044	1,000,000	949,070
		2,275,770

Percentages are stated as a percent of net assets.
(a)Variable rate security; the rate shown represents the rate at August 31, 2013.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST TOTAL RETURN BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2013

	PRINCIPAL
	AMOUNT	VALUE
South Carolina–0.85%
Charleston Educational Excellence
Finance Corp.
5.000%, 12/01/2027	$1,500,000	$1,609,275

Texas–8.92%
Austin Community College District
0.000%, 02/01/2021	150,000	119,180
City of Houston, TX Airport
System Revenue
5.000%, 07/01/2028	900,000	890,658
City Public Service Board of
San Antonio, TX
5.000%, 02/01/2038	1,500,000	1,520,160
County of Galveston, TX
0.000%, 02/01/2022	1,315,000	979,912
Fort Worth International Airport
5.000%, 11/01/2035	3,925,000	3,609,234
5.000%, 11/01/2037	970,000	880,391
5.500%, 11/01/2033	240,000	239,969
Hidalgo County Frain District No. 1
2.500%, 09/01/2026	450,000	345,105
La Joya Independent School District
5.000%, 02/15/2031	3,570,000	3,734,755
5.000%, 02/15/2030	1,145,000	1,206,544
North Texas Tollway Authority
0.000%, 01/01/2042	2,720,000	2,749,811
Texas State Turnpike Authority
0.000%, 08/15/2027	1,085,000	550,160
		16,825,879
Utah–0.11%
Utah Transit Authority
0.000%, 06/15/2029	485,000	209,234

Washington–0.36%
Chelan County Public Utility No. 1
0.000%, 06/01/2023	655,000	446,232
0.000%, 06/01/2021	300,000	227,790
		674,022
TOTAL MUNICIPAL BONDS
(COST $82,053,913)		75,215,648

	SHARES	VALUE
MONEY MARKET FUNDS–7.17%
First American Treasury
Obligations Fund, 0.000% (a)	13,525,111	13,525,111
TOTAL MONEY MARKET FUNDS
(COST $13,525,111)		13,525,111
TOTAL INVESTMENTS
(COST $187,716,623)–97.51%		183,913,694

OTHER ASSETS IN EXCESS
OF LIABILITIES–2.49%		4,691,115

TOTAL NET ASSETS–100.00%		$188,604,809

Percentages are stated as a percent of net assets.
(a)Variable rate security; the rate shown represents the rate at August 31, 2013.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS
August 31, 2013

	PRINCIPAL
	AMOUNT	VALUE
MUNICIPAL BONDS–79.13%

Arizona–4.64%
City of Mesa, AZ
5.000%, 07/01/2032	$400,000	$410,592
Florence Town Inc. Industrial
Development Authority
5.000%, 07/01/2023	385,000	352,417
Phoenix Industrial
Development Authority
5.000%, 06/01/2027	500,000	509,895
Pima County Industrial
Development Authority
6.000%, 04/01/2016	50,000	50,069
6.500%, 04/01/2026	200,000	185,572
Tempe Industrial
Development Authority
6.250%, 12/01/2042	200,000	195,514
		1,704,059
California–7.63%
Abag Finance Authority for
Nonprofit Corps
5.000%, 07/01/2021	250,000	263,373
California Municipal Finance Authority
5.000%, 10/01/2024	70,000	74,381
California Pollution Control
Financing Authority
5.000%, 07/01/2037	250,000	207,750
California State University
5.000%, 11/01/2030	400,000	416,372
California Statewide Communities
Development Authority
5.000%, 05/15/2027	250,000	240,858
City of Highland, CA
5.125%, 09/01/2024	125,000	125,365
City of San Buenaventura, CA
8.000%, 12/01/2026	125,000	145,464
El Dorado Union High School District
0.000%, 12/01/2028	60,000	23,178
Golden State Tobacco
Securitization Corp.
5.000%, 06/01/2029	250,000	251,515
Manteca Unified School District
5.000%, 09/01/2024	115,000	121,098
National City Community
Development Commission
5.750%, 08/01/2021	100,000	112,044
Palmdale Community
Redevelopment Agency
0.000%, 12/01/2020	175,000	125,377
0.000%, 12/01/2019	75,000	57,481
Palmdale Elementary School District
0.000%, 08/01/2028	500,000	207,745
Ripon Unified School District
0.000%, 08/01/2023	70,000	41,693
San Francisco City & County Airports
Commission-San Francisco
International Airport
5.000%, 05/01/2025	250,000	260,138
Wiseburn School District
5.000%, 08/01/2021	115,000	126,319
		2,800,151
Colorado–4.52%
City & County of Denver, CO Airport
System Revenue
5.250%, 11/15/2028	500,000	522,035
Colorado Educational & Cultural
Facilities Authority
5.000%, 06/01/2026	200,000	207,642
Denver Convention Center
Hotel Authority
5.250%, 12/01/2022	100,000	104,178
E-470 Public Highway Authority
0.000%, 09/01/2023	65,000	39,497
0.000%, 09/01/2020	460,000	340,750
0.000%, 09/01/2023	125,000	75,955
0.000%, 09/01/2020	125,000	92,595
0.000%, 09/01/2022	425,000	276,258
		1,658,910
Connecticut–0.81%
Connecticut State Health &
Educational Facility Authority
5.000%, 07/01/2026	285,000	298,694

District of Columbia–1.14%
District of Columbia
6.250%, 10/01/2032	390,000	417,105

Florida–9.31%
Belle Isle, FL
5.500%, 10/01/2022	500,000	465,780
Citizens Property Insurance Corp.
5.000%, 06/01/2022	500,000	534,635
5.500%, 06/01/2016	30,000	33,370
City of North Miami Beach, FL
5.000%, 08/01/2023	130,000	141,688

Percentages are stated as a percent of net assets.
(a)Variable rate security; the rate shown represents the rate at August 31, 2013.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2013

	PRINCIPAL
	AMOUNT	VALUE
County of Miami-Dade, FL
Aviation Revenue
5.000%, 10/01/2027	$375,000	$377,160
County of Polk, FL Utility
System Revenue
5.000%, 10/01/2028	400,000	413,244
Escambia County Health
Facilities Authority
4.250%, 08/15/2016	120,000	126,905
5.125%, 08/15/2020	105,000	113,353
5.500%, 08/15/2024	480,000	510,993
Lee County Industrial
Development Authority
5.000%, 11/01/2025	150,000	157,343
Orange County Health
Facilities Authority
4.000%, 06/01/2022	250,000	246,540
Palace Coral Gables Community
Development District
5.000%, 05/01/2032	100,000	99,274
Venetian Community
Development District
5.000%, 05/01/2023	200,000	194,466
		3,414,751
Georgia–1.44%
Americus-Sumter County
Hospital Authority
5.125%, 05/15/2023	400,000	391,456
City of Atlanta, GA Water &
Wastewater Revenue
5.500%, 11/01/2027	35,000	37,888
Main Street Natural Gas, Inc.
5.000%, 03/15/2018	25,000	27,446
5.000%, 03/15/2017	65,000	70,546
		527,336
Guam–1.63%
Guam Power Authority
5.000%, 10/01/2024	400,000	432,704
5.000%, 10/01/2023	150,000	165,638
		598,342
Illinois–3.16%
Illinois Finance Authority
5.000%, 11/01/2027	170,000	174,884
5.125%, 02/01/2026	150,000	151,415
5.750%, 05/15/2031	150,000	152,175
Railsplitter Tobacco
Settlement Authority
6.000%, 06/01/2028	350,000	370,359
Regional Transportation Authority
6.000%, 06/01/2023	25,000	28,807
Round Lake, IL Lakewood Grove
Special Service Area No. 3
4.700%, 03/01/2033	50,000	42,533
State of Illinois
5.000%, 01/01/2019	20,000	21,902
Village of Franklin Park, IL
6.250%, 07/01/2030	200,000	216,272
		1,158,347
Indiana–3.56%
Indiana Bond Bank
5.250%, 10/15/2020	95,000	103,448
Indiana Finance Authority
5.000%, 03/01/2023	125,000	134,107
5.000%, 07/01/2035	655,000	573,662
5.000%, 05/01/2021	35,000	38,081
5.500%, 11/15/2026	100,000	101,440
Indiana Health & Educational
Facilities Financing Authority
5.500%, 03/01/2037	350,000	355,761
		1,306,499
Iowa–1.46%
Iowa Finance Authority
5.500%, 12/01/2022	300,000	274,497
Iowa Higher Education Loan Authority
5.625%, 10/01/2026	150,000	150,426
Iowa Student Loan Liquidity Corp.
5.300%, 12/01/2023	110,000	112,644
		537,567
Kentucky–0.87%
City of Russell, KY
5.000%, 11/01/2022	300,000	320,187

Louisiana–1.86%
Jefferson Parish Hospital Service
District No. 1
5.375%, 01/01/2031	100,000	101,289
Louisiana Local Government
Environmental Facilities &
Community Development
5.000%, 10/01/2020	135,000	149,368
Tobacco Settlement Financing Corp.
5.000%, 05/15/2022	400,000	432,160
		682,817

Percentages are stated as a percent of net assets.
(a)Variable rate security; the rate shown represents the rate at August 31, 2013.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2013

	PRINCIPAL
	AMOUNT	VALUE
Maine–1.58%
Maine Health & Higher Educational
Facilities Authority
5.000%, 07/01/2019	$40,000	$42,916
6.000%, 07/01/2026	325,000	359,756
7.500%, 07/01/2032	150,000	176,782
		579,454
Maryland–0.59%
Anne Arundel County Consolidated
Special Taxing District
5.000%, 07/01/2024	200,000	217,118

Massachusetts–0.53%
Massachusetts Educational
Financing Authority
4.500%, 07/01/2024	200,000	195,298

Michigan–1.57%
City of Detroit, MI Sewage Disposal
System Revenue
5.000%, 07/01/2018	250,000	247,872
Michigan Finance Authority
7.000%, 10/01/2031	250,000	260,605
Star International Academy
5.000%, 03/01/2033	75,000	66,292
		574,769
Minnesota–0.42%
St. Paul Housing &
Redevelopment Authority
6.375%, 09/01/2031	150,000	154,101

Missouri–2.79%
Bi-State Development Agency of the
Missouri-Illinois Metropolitan District
5.000%, 10/01/2025	800,000	873,704
St. Louis County Industrial
Development Authority
5.500%, 09/01/2028	150,000	150,637
		1,024,341
New Hampshire–0.84%
New Hampshire Business
Finance Authority
5.000%, 10/01/2018	200,000	219,972
New Hampshire Health & Education
Facilities Authority
5.600%, 10/01/2022	90,000	90,088
		310,060
New Jersey–5.16%
Gloucester County
Improvement Authority
2.500%, 12/01/2029 (a)	250,000	249,097
New Jersey Economic
Development Authority
5.000%, 07/01/2022	500,000	483,350
5.000%, 06/15/2023	250,000	259,333
5.750%, 06/15/2029	100,000	104,327
6.000%, 07/01/2032	150,000	151,210
New Jersey Health Care Facilities
Financing Authority
4.500%, 07/01/2021	20,000	20,409
New Jersey Higher Education
Student Assistance Authority
5.000%, 12/01/2022	500,000	519,845
New Jersey Transportation Trust
Fund Authority
5.500%, 06/15/2031	100,000	104,822
		1,892,393
New York–2.17%
Suffolk County Economic
Development Corp.
5.000%, 07/01/2028	300,000	300,171
Tompkins County Development Corp.
5.000%, 07/01/2027	500,000	494,560
		794,731
North Carolina–1.44%
North Carolina Eastern Municipal
Power Agency
5.000%, 01/01/2026	500,000	527,320

Ohio–3.33%
Akron Bath Copley Joint Township
Hospital District
5.000%, 11/15/2023	300,000	325,965
Butler County Port Authority
7.000%, 07/01/2043	400,000	386,852
County of Hamilton, OH
5.250%, 06/01/2023	100,000	107,911
Southeastern Ohio Port Authority
5.750%, 12/01/2032	400,000	403,096
		1,223,824
Oklahoma–0.62%
Oklahoma Development
Finance Authority
5.750%, 01/01/2037	250,000	227,618

Percentages are stated as a percent of net assets.
(a)Variable rate security; the rate shown represents the rate at August 31, 2013.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2013

	PRINCIPAL
	AMOUNT	VALUE
Oregon–1.75%
Medford Hospital Facilities Authority
5.000%, 10/01/2024	$450,000	$462,902
State of Oregon Housing &
Community Services Department
4.750%, 07/01/2026	75,000	75,036
5.000%, 01/01/2026	100,000	104,735
		642,673
Pennsylvania–1.26%
Delaware County Authority
5.000%, 06/01/2023	200,000	203,944
Montgomery County Industrial
Development Authority
5.000%, 11/15/2023	105,000	105,066
Northampton County Industrial
Development Authority
5.000%, 07/01/2032	25,000	23,212
Philadelphia Authority for
Industrial Development
5.375%, 06/15/2030	135,000	131,139
		463,361
Puerto Rico–0.61%
Puerto Rico Electric Power Authority
5.250%, 07/01/2027	100,000	81,054
Puerto Rico Highway &
Transportation Authority
5.250%, 07/01/2022	140,000	143,265
		224,319
South Carolina–0.73%
Charleston Educational Excellence
Finance Corp.
5.000%, 12/01/2027	250,000	268,212

Tennessee–0.20%
Tennessee Energy Acquisition Corp.
5.000%, 02/01/2020	40,000	42,940
5.000%, 02/01/2015	30,000	31,190
		74,130
Texas–3.01%
City of Houston, TX Airport
System Revenue
5.000%, 07/01/2025	105,000	107,380
6.500%, 07/15/2030	100,000	96,521
Brazos River Harbor
Navigation District
5.950%, 05/15/2033	100,000	103,671

Texas Municipal Gas Acquisition
& Supply Corp.
5.000%, 12/15/2026	600,000	585,738
Texas Private Activity Board Surface
Transportation Corp.
7.000%, 06/30/2040	195,000	211,312
		1,104,622
Utah–0.90%
Utah State Charter School
Finance Authority
6.300%, 07/15/2032	335,000	329,888

Vermont–0.26%
Vermont Economic
Development Authority
5.000%, 05/01/2021	100,000	95,460

Virginia–2.85%
Riverside Regional Jail Authority
5.000%, 07/01/2023	200,000	215,766
Virginia Small Business
Financing Authority
4.500%, 01/01/2023	135,000	125,339
5.000%, 01/01/2027	250,000	228,770
6.000%, 01/01/2037	500,000	474,730
		1,044,605
Wisconsin–3.39%
Plateville Redevelopment Authority
5.000%, 07/01/2022	650,000	656,422
Wisconsin Health & Educational
Facilities Authority
5.000%, 09/01/2033	250,000	243,830
5.000%, 08/15/2022	100,000	105,378
5.125%, 08/15/2019	40,000	41,826
5.250%, 08/15/2031	75,000	72,876
5.250%, 08/15/2034	130,000	124,580
		1,244,912
Wyoming–1.10%
Teton County Hospital District
5.000%, 12/01/2021	35,000	37,638
5.500%, 12/01/2027	150,000	152,770
Wyoming Community
Development Authority
6.250%, 07/01/2031	210,000	213,610
		404,018
TOTAL MUNICIPAL BONDS
(COST $30,279,796)		29,041,992

Percentages are stated as a percent of net assets.
(a)Variable rate security; the rate shown represents the rate at August 31, 2013.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — SCHEDULE OF INVESTMENTS (CONT.)
August 31, 2013

	SHARES	VALUE
SHORT-TERM INVESTMENTS–18.46%
Fidelity Institutional Money Market
Funds–Tax-Exempt
Portfolio, 0.010% (a)	6,774,993	$6,774,993

TOTAL SHORT-TERM INVESTMENTS
(COST $6,774,993)		6,774,993

TOTAL INVESTMENTS
(COST $37,054,789)–97.59%		35,816,985

OTHER ASSETS IN EXCESS OF
LIABILITIES–2.41%		884,705
TOTAL NET ASSETS–100.00%		$36,701,690

Percentages are stated as a percent of net assets.
(a)Variable rate security; the rate shown represents the rate at August 31, 2013.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

STATEMENTS OF OPERATIONS
For the Year Ended August 31, 2013

	Performance Trust	Performance Trust
	Total Return	Municipal
	Bond Fund	Bond Fund
Investment Income
Interest income	$6,374,859	$1,395,696
Total Investment Income	6,374,859	1,395,696

Expenses
Management fees	890,734	139,354
Administration and accounting fees	200,533	133,759
Federal and state registration fees	63,959	35,052
Transfer agent fees and expenses	50,155	47,514
Custody fees	19,164	6,031
Audit and tax fees	18,005	19,222
Legal fees	17,069	20,023
Chief Compliance Officer fees and expenses	11,997	11,997
Reports to shareholders	9,467	4,867
Trustees’ fees and related expenses	6,127	6,127
Distribution fees – Retail Class	—	672
Other expenses	5,789	4,943
Total Expenses	1,292,999	429,561
Expense Recoupment or (Waiver) by Adviser Net (Note 4)	117,072	(237,277)
Net Expenses	1,410,071	192,284

Net Investment Income	4,964,788	1,203,412

Realized and Unrealized Loss on Investments
Net realized loss from investments	(1,347,245)	(600,520)
Change in net unrealized depreciation on investments	(6,112,282)	(2,277,373)
Net Realized and Unrealized Loss on Investments	(7,459,527)	(2,877,893)

Net Decrease in Net Assets from Operations	$(2,494,739)	$(1,674,481)

The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

STATEMENTS OF CHANGES IN NET ASSETS
Performance Trust Total Return Bond Fund

	Year Ended	Year Ended
	August 31, 2013	August 31, 2012
From Operations
Net investment income	$4,964,788	$1,463,907
Net realized gain (loss) from investments	(1,347,245)	500,082
Change in net unrealized appreciation (depreciation) on investments	(6,112,282)	1,798,494
Net increase (decrease) in net assets from operations	(2,494,739)	3,762,483

From Distributions
Net investment income	(5,938,458)	(1,730,414)
Net realized gain on investments	(350,347)	(113,771)
Net decrease in net assets resulting from distributions paid	(6,288,805)	(1,844,185)

From Capital Share Transactions
Proceeds from shares sold	213,715,648	30,197,363
Shares issued in reinvestment of distributions declared	3,613,191	819,691
Cost for shares redeemed(1)	(64,519,925)	(11,539,631)
Net increase in net assets from capital share transactions	152,808,914	19,477,423

Total Increase in Net Assets	144,025,370	21,395,721

Net Assets
Beginning of year	44,579,439	23,183,718
End of year	$188,604,809	$44,579,439

Accumulated Undistributed Net Investment Income	$30,069	$3,523

(1)Net of redemption fees of $7,966 for the year ended August 31, 2013.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

STATEMENTS OF CHANGES IN NET ASSETS
Performance Trust Municipal Bond Fund

	Year Ended	Year Ended
	August 31, 2013	August 31, 2012
From Operations
Net investment income	$1,203,412	$383,307
Net realized gain (loss) from:
Investments	(600,520)	255,256
Short transactions	—	(201)
Change in net unrealized appreciation (depreciation) on investments	(2,277,373)	1,007,094
Net increase (decrease) in net assets from operations	(1,674,481)	1,645,456

From Distributions
Net investment income – Institutional Class	(1,189,674)	(381,196)
Net investment income – Retail Class(3)	(9,786)	—
Net realized gain on investments – Institutional Class	(317,794)	(14,915)
Net realized gain on investments – Retail Class(3)	(927)	—
Net decrease in net assets resulting from distributions paid	(1,518,181)	(396,111)

From Capital Share Transactions
Proceeds from shares sold – Institutional Class	37,911,450	16,792,987
Proceeds from shares sold – Retail Class(3)	1,032,925	—
Shares issued in reinvestment of distributions declared – Institutional Class	1,163,045	343,839
Shares issued in reinvestment of distributions declared – Retail Class(3)	10,540	—
Cost for shares redeemed – Institutional Class(1)	(20,303,735)	(2,381,827)
Cost for shares redeemed – Retail Class(2)(3)	(762,364)	—
Net increase in net assets from capital share transactions	19,051,861	14,754,999

Total Increase in Net Assets	15,859,199	16,004,344

Net Assets
Beginning of year	20,842,491	4,838,147
End of year	$36,701,690	$20,842,491

Accumulated Undistributed Net Investment Income	$5,999	$2,049

(1)Net of redemption fees of $5,104 for the year ended August 31, 2013.
(2)Net of redemption fees of $1,612 for the period ended August 31, 2013.
(3)The Retail Class shares commenced operations on September 28, 2012.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST TOTAL RETURN BOND FUND — FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended	Year Ended	Year Ended
	August 31, 2013	August 31, 2012	August 31, 2011
Net Asset Value, Beginning of Period	$22.39	$21.14	$20.00

Income from investment operations:
Net investment income(1)	0.76	1.05	0.95
Net realized and unrealized gain/(loss) on investments	(0.34)	1.52	0.91
Total from investment operations	0.42	2.57	1.86

Less distributions paid:
From net investment income	(0.88)	(1.23)	(0.71)
From net realized gain on investments	(0.07)	(0.09)	(0.01)
Total distributions paid	(0.95)	(1.32)	(0.72)

Paid-in capital from redemption fees (Note 2)	— (2)	—	—

Net Asset Value, End of Period	$21.86	$22.39	$21.14

Total Return	1.79%	12.61%	9.36%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$188,605	$44,579	$23,184

Ratio of expenses to average net assets:
Before waiver and expense reimbursement/recoupment – net	0.87%	1.34%	1.65%
After waiver and expense reimbursement/recoupment – net	0.95%	0.95%	0.95%

Ratio of net investment income to average net assets:
Before waiver and expense reimbursement/recoupment – net	3.42%	4.47%	3.80%
After waiver and expense reimbursement/recoupment – net	3.34%	4.86%	4.50%

Portfolio turnover rate	67.22%	52.42%	77.86%

(1)Per share net investment income was calculated using the average shares outstanding method.
(2)Rounds to less than 0.5 cent per share.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended	Year Ended	Period Ended
	August 31, 2013	August 31, 2012	August 31, 2011(1)
Institutional Class Shares

Net Asset Value, Beginning of Period	$22.81	$20.18	$20.00

Income from investment operations:
Net investment income(2)	0.79	0.79	0.05
Net realized and unrealized gain/(loss) on investments	(1.46)	2.64	0.17
Total from investment operations	(0.67)	3.43	0.22

Less distributions paid:
From net investment income	(0.77)	(0.76)	(0.04)
From net realized gain on investments	(0.21)	(0.04)	—
Total distributions paid	(0.98)	(0.80)	(0.04)

Paid-in capital from redemption fees (Note 2)	— (5)	—	—

Net Asset Value, End of Period	$21.16	$22.81	$20.18

Total Return(3)	-3.20%	17.38%	1.06%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$36,474	$20,842	$4,838

Ratio of expenses to average net assets:
Before waiver and expense reimbursement(4)	1.23%	2.29%	7.66%
After waiver and expense reimbursement(4)	0.55%	0.55%	0.55%

Ratio of net investment income (loss) to average net assets:
Before waiver and expense reimbursement(4)	2.78%	1.86%	(5.69)%
After waiver and expense reimbursement(4)	3.46%	3.60%	1.42%

Portfolio turnover rate(3)	118.50%	131.34%	15.43%

(1)The Fund commenced operations on June 30, 2011.
(2)Per share net investment income was calculated using the average shares outstanding method.
(3)Not annualized for periods less than one year.
(4)Annualized for periods less than one year.
(5)Rounds to less than 0.5 cent per share.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUNICIPAL BOND FUND — FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout the Period

Period Ended
August 31, 2013(1)
Retail Class Shares

Net Asset Value, Beginning of Period	$22.96

Income from investment operations:
Net investment income(2)	0.67
Net realized and unrealized gain/(loss) on investments	(1.70)
Total from investment operations	(1.03)

Less distributions paid:
From net investment income	(0.66)
From net realized gain on investments	(0.21)
Total distributions paid	(0.87)

Paid-in capital from redemption fees (Note 2)	0.12

Net Asset Value, End of Period	$21.18

Total Return(3)	-4.15%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$228

Ratio of expenses to average net assets:
Before waiver and expense reimbursement(4)	1.45%
After waiver and expense reimbursement(4)	0.80%

Ratio of net investment income (loss) to average net assets:
Before waiver and expense reimbursement(4)	2.57%
After waiver and expense reimbursement(4)	3.22%

Portfolio turnover rate(3)	118.50%

(1)The Retail Class shares commenced operations on September 28, 2012.
(2)Per share net investment income was calculated using the average shares outstanding method.
(3)Not annualized for periods less than one year.
(4)Annualized for periods less than one year.
The accompanying notes are an integral part of these financial statements.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUTUAL FUNDS – NOTES TO FINANCIAL STATEMENTS
August 31, 2013

1.	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Performance Trust Mutual Funds (the “Funds”) are comprised of the Performance Trust Total Return Bond Fund (the “Total Return Bond Fund”) and the Performance Trust Municipal Bond Fund (the “Municipal Bond Fund”), each representing a distinct diversified series with their own investment objectives and policies within the Trust. The investment objective of the Total Return Bond Fund is to purchase undervalued fixed income assets and achieve investment returns through interest income and potential capital appreciation. The investment objective of the Municipal Bond Fund is to provide a high level of current interest income that is substantially exempt from regular federal income taxes and is consistent with preservation of capital. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Funds are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Total Return Bond Fund became effective on August 31, 2010 and commenced investment operations on September 1, 2010. The Municipal Bond Fund became effective on June 29, 2011 and commenced operations on June 30, 2011 and September 28, 2012 for the Institutional and Retail Class shares, respectively. Retail Class shares are subject to a 0.25% Rule 12b-1 distribution fee. Each class of shares has identical rights and privileges except with respect to distribution fees, and voting rights on matters affecting a single class of shares. Costs incurred by the Funds in connection with the organization and the initial public offering of shares were paid by Performance Trust Investment Advisors, LLC (the “Adviser”), the Funds’ investment adviser.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

a.	Investment Valuation

Each security owned by the Funds that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. When the security is listed on more than one exchange, the Funds will use the price of the exchange that the Funds generally consider to be the principal exchange on which the security is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.

U.S. government securities valued by a pricing service (a “Pricing Service”) are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Securities are valued principally using prices furnished by a Pricing Service. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise they would be generally categorized as Level 3.

Asset-backed and mortgage-backed securities are priced by a Pricing Service. The fair value of the securities is estimated using various valuation techniques including models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Additional inputs such as the security and the creditworthiness of the underlying collateral and quotes from outside brokers for the same or similar issuances are considered in developing the fair value estimate. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise they would be generally categorized as Level 3.

Municipal bonds are priced by a Pricing Service. The fair value of municipal bonds is generally evaluated in a manner similar to asset backed securities. A discounted cash flow methodology is employed using a benchmark yield and estimated cash flows for each bond, as well as an estimated discount for liquidity. Additional inputs such as calls of bond principal by the issuer are considered in the estimate of fair value. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise, they would be generally categorized as Level 3.

Other debt securities, excluding short-term, instruments are valued at the mean between the closing bid and asked prices provided by a Pricing Service. If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models. Short-term debt securities such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost. If a short-term debt security has a maturity of greater than 60 days, it is valued at market price. Any discount or premium is accreted or amortized over the expected life of the respective securities using the interest method.

When market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair value. The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day and are generally classified as Level 1.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUTUAL FUNDS – NOTES TO FINANCIAL STATEMENTS (CONT.)
August 31, 2013

authoritative definition of fair value and sets out a hierarchy for measuring fair value. ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value as well as expanded disclosure of valuation levels for each class of investments. These inputs are summarized in the three broad levels listed below:

» Level 1:	Quoted prices in active markets for identical securities.
» Level 2:	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
» Level 3:	Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of August 31, 2013:

Performance Trust Total Return Bond Fund
	Level 1	Level 2	Level 3	Total
Fixed Income

Asset Backed
Securities	$—	$3,076,318	$—	$3,076,318

Mortgage
Backed Securities	—	92,096,617	—	92,096,617

Municipal Bonds	—	75,215,648	—	75,215,648

Total Fixed
Income	—	170,388,583	—	170,388,583

Short-Term
Investments	13,525,111	—	—	13,525,111

Total Investments
in Securities	$13,525,111	$170,388,583	$—	$183,913,694

Performance Trust Municipal Bond Fund
	Level 1	Level 2	Level 3	Total
Fixed Income

Municipal Bonds	$—	$29,041,992	$—	$29,041,992

Total Fixed Income	—	29,041,992	—	29,041,992

Short-Term
Investments	6,774,993	—	—	6,774,993

Total Investments
in Securities	$6,774,993	$29,041,992	$—	$35,816,985

During the year ended August 31, 2013, there were no transfers between Levels for the Funds. The Funds did not hold any investments during the period with significant unobservable inputs which would be classified as Level 3. It is the Funds’ policy to record transfers between levels as of the end of the reporting period. The Funds did not hold any financial derivative instruments during the year ended August 31, 2013.

b.	Short Positions

The Funds may sell a security they do not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. The Funds are liable for any dividends or interest payable on securities while those securities are in a short position. Such amounts are recorded on the ex-dividend date as a dividend expense. As collateral for its short positions, the Funds are required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities. The segregated assets are valued consistent with Note 2a above. The amount of segregated assets are required to be adjusted daily to reflect changes in the fair value of the securities sold short.  As of August 31, 2013, the Funds did not have any open short positions and accordingly did not have securities or cash held as collateral.

c.	Federal Income Taxes

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the year ended August 31, 2013, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statement of Operations. During the year ended August 31, 2013, the Funds did not incur any interest or penalties. The Funds are subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

d.	Distributions to Shareholders

The Funds will distribute any net investment income monthly. The Funds will distribute any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.  Income and capital gain distributions may differ from GAAP, primarily due to timing differences in the recognition of income, gains and losses by the Funds.  To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

e.	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUTUAL FUNDS – NOTES TO FINANCIAL STATEMENTS (CONT.)
August 31, 2013

f.	Share Valuation

The NAV per share of the Funds is calculated by dividing the sum of the value of the securities held by the Funds, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Funds, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The Funds charge a 2.00% redemption fee on shares redeemed within sixty days of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as an increase in paid-in capital and such fees become part of the Funds’ daily NAV calculation. For the year ended August 31, 2013, the Funds collected redemption fees of $7,966 and $6,716 for the Total Return Bond Fund and Municipal Bond Fund, respectively.

g.	Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Municipal Bond Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Municipal Bond Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most expenses are allocated by class based on relative net assets. Distribution fees are expensed at 0.25% of average daily net assets of the Retail Class shares. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

h.	Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions on the basis of identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income, less foreign withholding tax, is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Any discount or premium is accreted or amortized over the expected life of the respective securities using the interest method. Gains and losses on principal payments of mortgage backed securities (paydown gains and losses) are included as an adjustment to interest income in the Statement of Operations.

3.	Federal Tax Matters
The tax character of distributions paid during the periods ended August 31, 2013 and August 31, 2012 was as follows:

PERFORMANCE TRUST TOTAL RETURN BOND FUND
	YEAR ENDED	YEAR ENDED
	AUGUST 31, 2013	AUGUST 31, 2012
Ordinary Income	$5,986,192	$1,829,374
Tax-Exempt Income	—	—
Long-Term Capital Gain	302,613	14,811

PERFORMANCE TRUST MUNICIPAL BOND FUND
	YEAR ENDED	YEAR ENDED
	AUGUST 31, 2013	AUGUST 31, 2012
Ordinary Income	$319,032	$16,127
Tax-Exempt Income	1,199,134	379,984
Long-Term Capital Gain	15	—

As of August 31, 2013, the components of accumulated earnings (losses) on a tax basis were as follows:

PERFORMANCE TRUST TOTAL RETURN BOND FUND
Cost basis of investments for federal
income tax purposes	$187,716,623
Gross tax unrealized appreciation	$3,665,490
Gross tax unrealized depreciation	(7,468,419)
Net tax unrealized depreciation	(3,802,929)
Undistributed ordinary income	30,069
Undistributed long-term capital gain	—
Total distributable earnings	30,069
Other accumulated losses	(2,395,679)
Total accumulated earnings	$(6,168,539

PERFORMANCE TRUST MUNICIPAL BOND FUND
Cost basis of investments for federal
income tax purposes	$37,054,789
Gross tax unrealized appreciation	$189,825
Gross tax unrealized depreciation	(1,427,629)
Net tax unrealized depreciation	(1,237,804)
Undistributed ordinary income	5,999
Undistributed long-term capital gain	—
Total distributable earnings	5,999
Other accumulated losses	(677,237)
Total accumulated earnings	$(1,909,042)

As of August 31, 2013, the Funds deferred post-October losses of $2,395,679 and $677,237 for the Total Return Bond Fund and Municipal Bond Fund, respectively.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended August 31, 2013, the following reclassifications were made for permanent tax differences on the Statements of Assets and Liabilities:

	TOTAL RETURN	MUNICIPAL
	BOND FUND	BOND FUND
Accumulated Undistributed
Net Investment
Income/(Loss)	$1,000,216	$(2)
Accumulated Undistributed
Net Realized
Gain/(Loss)	$(1,000,216)	$2

On September 27, 2013, distributions from ordinary income of $625,365, $83,046 and $1,074 for the Total Return Bond Fund and Municipal Bond Fund – Institutional and Retail Class, respectively, were declared and paid by the Funds to shareholders of record on September 26, 2013.

4.	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Funds compensate the Adviser for its management services at the annual rate of 0.60% for the Total Return Bond Fund and 0.40% for the Municipal Bond Fund of the Funds’ average daily net assets.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUTUAL FUNDS – NOTES TO FINANCIAL STATEMENTS (CONT.)
August 31, 2013

The Adviser has contractually agreed to waive its management fee and/or reimburse the Funds’ other expenses at least through December 29, 2014 at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Funds’ total operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses and extraordinary items) do not exceed 0.95%, 0.55% and 0.80% (the “Expense Limitation Cap”) of the Funds’ average daily net assets for the Total Return Bond Fund and Municipal Bond Fund – Institutional and Retail Class, respectively.  For the year ended August 31, 2013, expenses of $10,567 for the Total Return Bond Fund, $235,520 for the Municipal Bond Fund – Institutional Class, and $1,757 for the Municipal Bond Fund – Retail Class were waived or reimbursed by the Adviser. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap; provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three fiscal years from the date such amount was waived or reimbursed.  During the year ended August 31, 2013, previously waived expenses of $127,639 for the Total Return Bond Fund were recouped by the Adviser.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring by:

	TOTAL RETURN	MUNICIPAL
	BOND FUND	BOND FUND
August 31, 2014	$843	$49,426
August 31, 2015	$116,568	$185,390
August 31, 2016	$10,567	$237,277

5.	Distribution and Shareholder Servicing Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Municipal Bond Fund, which authorizes it to pay Foreside Fund Services, LLC (the “Distributor”) a distribution fee of 0.25% of the Municipal Bond Fund’s average daily net assets for Retail Class shares, for services to prospective Fund shareholders and distribution of Municipal Bond Fund shares. The Distributor earned fees of $672 from Retail Class shares during the year ended August 31, 2013. At August 31, 2013, the Distributor was owed fees of $672 for Retail Class shares.

6.	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Funds’ Administrator and Fund Accountant under an Administration Agreement. The Administrator performs various administrative and accounting services including preparing various federal and state regulatory filings, reports and returns for the Funds; preparing reports and materials to be supplied to the Trustees; monitoring the activities of the Funds’ custodian, transfer agent and accountants; coordinating the preparation and payment of the Funds’ expenses; and reviewing the Funds’ expense accruals.  For the year ended August 31, 2013, administration and accounting fees of $200,533 and $133,759 were incurred for the Total Return Bond Fund and Municipal Bond Fund, respectively.  At August 31, 2013, USBFS was owed fees of $42,422 and $23,707 from the Total Return Bond Fund and Municipal Bond Fund, respectively.

USBFS also serves as the transfer agent to the Funds. U.S. Bank, N.A. (“US Bank”), an affiliate of USBFS, serves as each Fund’s custodian.  For the year ended August 31, 2013, the Total Return Bond Fund incurred $50,155, and $19,164 in transfer agency and custody fees, respectively.  For the year ended August 31, 2013, the Municipal Bond Fund incurred $47,514, and $6,031 in transfer agency and custody fees, respectively.  At August 31, 2013, the Total Return Bond Fund owed $9,029 and $4,006 for transfer agency and custody fees, respectively.  At August 31, 2013, the Municipal Bond Fund owed $9,124 and $1,000 for transfer agency and custody fees, respectively.

The Funds also have a line of credit with US Bank (see Note 10).
Certain officers of the Funds are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank.

The Trust’s Chief Compliance Officer is also an employee of USBFS.  For the year ended August 31, 2013, the Total Return Bond Fund and Municipal Bond Fund were allocated $11,997 and $11,997, respectively, of the Trust’s Chief Compliance Officer fees.  At August 31, 2013, fees of $1,998 and $1,997 were owed for the Chief Compliance Officer’s services by the Total Return Bond Fund and Municipal Bond Fund, respectively.

7.	Capital Share Transactions
Transactions in shares of the Funds were as follows:

TOTAL RETURN BOND FUND
	YEAR ENDED	YEAR ENDED
	AUGUST 31, 2013	AUGUST 31, 2012
Shares Sold	9,322,835	1,388,315
Shares Reinvested	159,008	38,115
Shares Redeemed	(2,844,074)	(532,104)
Net Increase	6,637,769	894,326

MUNICIPAL BOND FUND – INSTITUTIONAL CLASS
	YEAR ENDED	YEAR ENDED
	AUGUST 31, 2013	AUGUST 31, 2012
Shares Sold	1,651,414	768,995
Shares Reinvested	51,138	15,808
Shares Redeemed	(892,264)	(110,917)
Net Increase	810,288	673,886

MUNICIPAL BOND FUND – RETAIL CLASS
		PERIOD ENDED
		AUGUST 31, 2013(1)
Shares Sold		44,638
Shares Reinvested		464
Shares Redeemed		(34,359)
Net Increase		10,743

(1) Retail Class shares commenced operations on September 28, 2012.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

PERFORMANCE TRUST MUTUAL FUNDS – NOTES TO FINANCIAL STATEMENTS (CONT.)
August 31, 2013

8.	Investment Transactions
The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended August 31, 2013, are summarized below.

	TOTAL RETURN	MUNICIPAL
	BOND FUND	BOND FUND
Purchases
U.S. Government	$4,775,781	$—
Other	218,605,777	49,756,991

Sales
U.S. Government	$4,667,187	$—
Other	83,300,775	36,927,989

9.	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the 1940 Act. At August 31, 2013, Charles Schwab & Co., Inc., for the benefit of its customers, held 27.94% of the Total Return Bond Fund’s outstanding shares. At August 31, 2013, TD Ameritrade, Inc., for the benefit of its customers, held 27.09% of the Municipal Bond Fund’s outstanding Institutional Class shares. At August 31, 2013, National Financial Services Corp., for the benefit of its customers, held 75.96% of the Municipal Bond Fund’s outstanding Retail Class shares.

10.	Line of Credit

At August 31, 2013, the Total Return Bond Fund and Municipal Bond Fund each had a line of credit in the amount of $30,000,000 and $7,000,000, respectively, maturing August 14, 2014.  These secured lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. Interest will be accrued at the prime rate (3.25% as of August 31, 2013). The credit facility is with US Bank, the Funds’ custodian.  During the year ended August 31, 2013, neither Fund utilized the line of credit.

11.	Recent Accounting Pronouncement

In January 2013, the FASB issued ASU No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” in GAAP and International Reporting Financial Standards (“IFRS”). ASU No. 2013-01 clarifies ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities, to increase comparability and reduce presentation differences between financial statements prepared in accordance with GAAP and financial statements prepared in accordance with IFRS.  ASU No. 2011-11 and ASU No. 2013-01 require increased disclosure about derivative instruments that are offset in a reporting entity’s Statement of Assets and Liabilities and derivative instruments that are subject to a master netting agreement (“MNA”).  Specifically, the ASU requires reporting entities to present separately for assets and liabilities: a) the gross amounts of those recognized assets and recognized liabilities; b) the amounts offset to determine the net amounts presented in the Statement of Assets and Liabilities; c) The net amount presented in the Statement of Assets and Liabilities; d) the amounts subject to an enforceable MNA not included in (b); and e) the net amount after deducting the amounts from (d) and (c).  The effective date of the ASU is for interim and annual periods beginning on or after January 1, 2013.  There is no impact of the ASU on the financial statements of the Fund for the year ended August 31, 2013.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Performance Trust Mutual Funds
(Trust for Professional Managers)

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of Performance Trust Mutual Funds, comprising the Performance Trust Total Return Bond Fund and the Performance Trust Municipal Bond Fund (the “Funds”), each a series of the Trust for Professional Managers, as of August 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of August 31, 2013, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the Performance Trust Mutual Funds as of August 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Cleveland, Ohio
October 30, 2013

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

NOTICE OF PRIVACY POLICY & PRACTICES

We collect non-public personal information about you from the following sources:

»  information we receive about you on applications or other forms;

»  information you give us orally; and

»  information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your nonpublic personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

EXPENSE EXAMPLE
Six Months Ended August 31, 2013 (Unaudited)

As a shareholder of the Funds, you incur (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (Municipal Bond Fund – Retail Class only) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

Actual Expenses
The first line of the table below for each Fund provides information about actual account values and actual expenses. However, the table does not include shareholder specific fees, such as the $15.00 fee charged to IRA accounts, or the $2.00 fee charged for wire redemptions. The table also does not include portfolio trading commissions and related trading costs. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares of the Funds within 60 days of the purchase. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios for each Fund and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees which, although not charged to the Funds, may be charged by other funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds.

			EXPENSES PAID
			DURING PERIOD
PERFORMANCE TRUST	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	MARCH 1, 2013 –
TOTAL RETURN BOND FUND	MARCH 1, 2013	AUGUST 31, 2013	AUGUST 31, 2013*
Actual	$1,000	$ 966.60	$4.71
Hypothetical
(5% annual return before expenses)	$1,000	$1,020.42	$4.84

*	Expenses are equal to the Fund’s annualized expense ratio of .95%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

			EXPENSES PAID
PERFORMANCE TRUST			DURING PERIOD
MUNICIPAL BOND FUND –	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	MARCH 1, 2013 –
INSTITUTIONAL CLASS	MARCH 1, 2013	AUGUST 31, 2013	AUGUST 31, 2013*
Actual	$1,000	$ 927.70	$2.67
Hypothetical
(5% annual return before expenses)	$1,000	$1,022.43	$2.80

*	Expenses are equal to the Fund’s annualized expense ratio of .55%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

			EXPENSES PAID
PERFORMANCE TRUST			DURING PERIOD
MUNICIPAL BOND FUND –	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	MARCH 1, 2013 –
RETAIL CLASS	MARCH 1, 2013	AUGUST 31, 2013	AUGUST 31, 2013*
Actual	$1,000	$ 927.50	$3.89
Hypothetical
(5% annual return before expenses)	$1,000	$1,021.17	$4.08

*	Expenses are equal to the Fund’s annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the period since inception.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 23, 2013 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Performance Trust Municipal Bond Fund (the “Municipal Bond Fund”) and the Performance Trust Total Return Bond Fund (the “Total Return Bond Fund”) (each, a “Fund,” and together, the “Funds”), each a series of the Trust, and Performance Trust Investment Advisors, LLC, the Fund’s investment adviser (the “Adviser”).  The Trustees also met at a prior meeting held on June 20, 2013 (the “June 20, 2013 Meeting”) to review materials related to the renewal of the Agreement.  Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Funds’ performance, as well as the management fees and other expenses of the Funds, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Funds by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Funds and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Funds’ other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2014.

Discussion of Factors Considered
In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	Nature, Extent and Quality of Services Provided to the Funds

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Funds and the amount of time devoted to the Funds’ affairs by the Adviser’s staff.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Funds, as well as the qualifications, experience and responsibilities of Anthony J. Harris, co-portfolio manager for the Total Return Bond Fund and J. Thomas Futrell and Johnathan N. Wilhelm, co-portfolio managers for the Municipal Bond Fund, and G. Michael Plaiss, a co-portfolio manager for both Funds, as well as other key personnel at the Adviser involved in the day-to-day activities of the Funds.  The Trustees reviewed information provided by the Adviser in a due diligence summary, including the structure of the Adviser’s compliance program and the Adviser’s marketing activity and goals and its continuing commitment to the growth of Fund assets.  The Trustees noted that during the course of the prior year they had met with the Adviser in person to discuss various performance, marketing and compliance issues.  The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of the Adviser.  The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services to be provided to the Funds, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.	Investment Performance of the Funds and the Adviser

The Trustees discussed the performance of the Funds for the year-to-date and one-year periods ended April 30, 2013.  In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and long-term performance of the Funds on both an absolute basis and in comparison to a benchmark index (the Barclays Aggregate Bond Index for the Total Return Bond Fund and the Barclays Municipal Bond Index for the Municipal Bond Fund) and in comparison to a peer group of similar funds as constructed by data presented by Morningstar, Inc. (a peer group of U.S. open-end multi-sector bond funds for the Total Return Bond Fund and a peer group of U.S. open-end municipal national intermediate funds for the Municipal Bond Fund) (each a “Morningstar Peer Group”).

The Trustees noted that the Total Return Bond Fund’s performance for the year-to-date and one-year periods ended April 30, 2013 fell within the second and first quartiles, respectively, above the Morningstar Peer Group medians for each period.  The Trustees also noted that for the year-to-date period ended March 31, 2013 the Total Return Bond Fund’s performance was in-line with the Barclays Aggregate Bond Index and for the one-year and since inception periods ended December 31, 2012, the Total Return Bond Fund outperformed the Barclays Aggregate Bond Index.

The Trustees noted that the Municipal Bond Fund’s performance for the year-to-date and one-year periods ended April 30, 2013 ranked above its Morningstar Peer Group

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT (CONT.)
(Unaudited)

medians, and was the best performing fund in the peer group for each period.  The Trustees also noted that for the year-to-date period ended March 31, 2013 and for the one-year and since inception periods ended December 31, 2012, the Municipal Bond Fund outperformed the Barclays Municipal Bond Index.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Funds was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Funds and their shareholders were likely to benefit from the Adviser’s continued management.

3.	Costs of Services Provided and Profits Realized by the Adviser

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Funds.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selections.  The Trustees considered the cost structure of each Fund relative to its Morningstar Peer Group and the Adviser’s separately-managed accounts, as well as the fee waivers and expense reimbursements of the Adviser.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noting that the Adviser had provided substantial subsidies for the Funds’ operations since each Fund’s inception and had not recouped those subsidies.  The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreement and the expense subsidizations undertaken by the Adviser, as well as the Funds’ brokerage commissions, noting that the Adviser makes no effort to seek soft dollar arrangements.  These considerations were based on materials requested by the Trustees and the Funds’ administrator specifically for the June 20, 2013 meeting and the August 23, 2013 meeting at which the Agreement was formally considered, as well as the presentations made by the Adviser over the course of the year.

The Trustees noted that the Total Return Bond Fund’s contractual management fee of 0.60% fell into the second quartile, below its Morningstar Peer Group average of 0.68%, which fell within the third quartile.  The Trustees observed that the Total Return Bond Fund’s total expense ratio (minus Rule 12b-1 fees and net of fee waivers and expense reimbursements) of 0.95% fell in the third quartile, above its Morningstar Peer Group average of 0.84%, which fell within the third quartile.

The Trustees noted that the Municipal Bond Fund’s contractual management fee of 0.40% fell into the third quartile, above its Morningstar Peer Group average of 0.36%, which also fell into the third quartile.  The Trustees observed that the Municipal Bond Fund’s total expense ratio (net of fee waivers and expense reimbursements) of 0.55% for its Institutional Class shares, which fell between the second and third quartiles, was equal to the Morningstar Peer Group average of 0.55%.  The Trustees then compared the fees paid by each of the Funds to fees paid by separately-managed accounts of the Adviser with similar investment strategies and noted that these fees were similar.

The Trustees concluded that the Funds’ expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information.  The Trustees further concluded that the Adviser maintained adequate profit levels to support its services to the Funds from the revenues of its overall investment advisory business, despite its subsidies to support the Funds’ operations.

4.	Extent of Economies of Scale as the Funds Grow

The Trustees compared each Fund’s expenses relative to its peer group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of each Fund’s management fee and whether each Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees reviewed all fee waivers and expense reimbursements by the Adviser with respect to the Funds.  The Trustees noted that the Funds’ management fee structures did not contain any breakpoint reductions as the Funds’ assets grow in size, but that the Adviser had provided information to the Trustees concerning the future circumstances that may warrant a breakpoint in the fee structures.  With respect to the Adviser’s fee structures and any applicable expense waivers, the Trustees concluded that the current fee structures were reasonable and reflected a sharing of economies of scale between the Adviser and the Funds at the Funds’ current asset levels.

5.	Benefits Derived from the Relationship with the Funds

The Trustees considered the direct and indirect benefits that could be received by the Adviser from its association with the Funds.  The Trustees examined the brokerage and commissions of the Adviser with respect to the Funds.  The Trustees noted that the Adviser receives no soft dollar benefits with respect to its management of the Funds.  The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition or press coverage, appear to be reasonable, and in many cases may benefit the Funds through growth in assets.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT (CONT.)
(Unaudited)

Conclusions
The Trustees considered all of the foregoing factors.  In considering the renewal of the Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Funds’ surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Agreement as being in the best interests of each Fund and its shareholders.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

ADDITIONAL INFORMATION
(Unaudited)

Tax Information
For the year ended August 31, 2013, taxable ordinary income distributions are designed as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c) for the Funds as follows:

Total Return Bond Fund	0.80%
Municipal Bond Fund	99.90%

Availability of Proxy Voting Information
The Funds have adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1 (877) 738-9095. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available of the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1 (877) 738-9095, or by accessing the SEC’s website at http://www.sec.gov.

Portfolio Holdings
The Funds file their complete schedule of portfolio holding with the SEC four times each fiscal year at quarter-ends. The Funds file their schedule of portfolio holdings with the SEC on Form N-Q (first and third quarters) and Form N-CSR (second and fourth quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1 (202) 551-8090 (direct) or 1 (800) SEC-0330 (general SEC number).

Householding
In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-738-9095 to request individual copies of these documents. Once the Funds receive notice to stop householding, the Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Forward Looking Statements
Except for historical information contained in this report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the most recent Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio manager’s data, forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

Indemnification
Under the Funds’ organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnification to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Information About Trustees
The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1 (877) 738-9095.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

INDEPENDENT TRUSTEES
(Unaudited)

OTHER
				NUMBER OF	DIRECTORSHIPS
	POSITION(S)	TERM OF OFFICE	PRINCIPAL	PORTFOLIOS IN THE	HELD BY TRUSTEE
NAME, ADDRESS,	HELD WITH THE	AND LENGTH OF	OCCUPATION(S) DURING	TRUST OVERSEEN BY	DURING THE PAST
AND AGE	TRUST	TIME SERVED	THE PAST FIVE YEARS	TRUSTEE	FIVE YEARS
Michael D.	Trustee	Indefinite Term;	Professor and Chair,	31	Independent
Akers, Ph.D.		Since August	Department of Accounting,		Trustee, USA
615 E. Michigan St.		22, 2001	Marquette University		MUTUALS
Milwaukee, WI			(2004–present).		(an open-end
53202					investment
Age: 58					company with
two portfolios).

Gary A. Drska	Trustee	Indefinite Term;	Pilot, Frontier/	31	Independent
615 E. Michigan St.		Since August	Midwest Airlines,		Trustee, USA
Milwaukee, WI		22, 2001	Inc. (airline company)		MUTUALS
53202			(1985-present).		(an open-end
Age: 56					investment
company with
two portfolios).

Jonas B. Siegel	Trustee	Indefinite Term;	Managing Director,	31	Independent
615 E. Michigan St.		Since October	Chief Administrative		Trustee, Gottex
Milwaukee, WI		23, 2009	Officer (“CAO”) and		Multi-Asset
53202			Chief Compliance		Endowment
Age: 70			Officer (“CCO”),		fund complex
			Granite Capital		(three closed-end
			International Group,		investment
			L.P. (an investment		companies);
			management firm)		Independent
			(1994-2011); Vice		Trustee,
			President, Secretary,		Gottex Multi-
			Treasurer and CCO		Alternatives
			of Granum Series		fund complex
			Trust (an open-end		(three closed-end
			investment		investment
			company) (1997–		companies);
			2007); President,		Independent
			CAO and CCO,		Manager,
			Granum Securities,		Ramius IDF fund
			LLC (a broker-dealer)		complex (two
			(1997–2007).		closed-end
investment
companies).

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

INTERESTED TRUSTEE AND OFFICERS
(Unaudited)

OTHER
				NUMBER OF	DIRECTORSHIPS
	POSITION(S)	TERM OF OFFICE	PRINCIPAL	PORTFOLIOS IN THE	HELD BY TRUSTEE
NAME, ADDRESS,	HELD WITH THE	AND LENGTH OF	OCCUPATION(S) DURING	TRUST OVERSEEN BY	DURING THE PAST
AND AGE	TRUST	TIME SERVED	THE PAST FIVE YEARS	TRUSTEE	FIVE YEARS
Joseph C.	Chairperson	Indefinite Term;	Executive Vice	31	Trustee, Buffalo
Neuberger(1)	and Trustee	Since August	President, U.S.		Funds (an
615 E. Michigan St.		22, 2001	Bancorp Fund		open-end
Milwaukee, WI			Services, LLC		investment
53202			(1994–present).		company with
Age: 51					ten portfolios);
Trustee, USA
MUTUALS
(an open-end
investment
company with
two portfolios).

John P. Buckel	President,	Indefinite Term;	Mutual Fund	N/A	N/A
615 E. Michigan St.	and Principal	Since January	Administrator, U.S.
Milwaukee, WI	Executive	24, 2013	Bancorp Fund
53202	Officer		Services, LLC
Age: 56			(2004-present).

Robert M. Slotky	Chief	Indefinite Term;	Senior Vice	N/A	N/A
615 E. Michigan St.	Compliance	Since January	President, U.S.
Milwaukee, WI	Officer and	26, 2011	Bancorp Fund
53202	Anti-Money		Services, LLC
Age: 66	Laundering		(2001–present).
Officer

Rachel A. Spearo	Secretary	Indefinite	Vice President,	N/A	N/A
615 E. Michigan St.		Term; Since	U.S. Bancorp Fund
Milwaukee, WI		November 15,	Services, LLC
53202		2005	(2004–present).
Age: 34

Jennifer A. Lima	Vice President,	Indefinite Term;	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Since January	Administrator, U.S.
Milwaukee, WI	and Principal	24, 2013	Bancorp Fund
53202	Financial and		Services, LLC
Age: 39	Accounting		(2002–present).
Officer

Jesse J. Schmitting	Assistant	Indefinite Term;	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Since July 21,	Administrator, U.S.
Milwaukee, WI		2011	Bancorp Fund
53202			Services, LLC
Age: 31			(2008–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, who acts as principal underwriter for several series of the Trust, but not the Funds.

PERFORMANCE TRUST MUTUAL FUNDS (PTIAX, PTIMX, PTRMX)

Investment Adviser
Performance Trust Investment Advisors, LLC
500 W. Madison, Suite 470
Chicago, IL  60661

888.282.3220
info@PTIAfunds.com
www.PTIAfunds.com

Fund Administrator, Transfer Agent,
and Fund Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Legal Counsel
Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, WI  53202

Independent Registered
Public Accounting Firm
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH  44115

Distributor
Foreside Fund Services, LLC
3 Canal Plaza, Suite 100
Portland, ME  04101

This report has been prepared for shareholders
and may be distributed to others only if preceded
or accompanied by a current prospectus.

The Performance Trust Mutual Funds are distributed
by Foreside Fund Services, LLC

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on November 7, 2011.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2013	FYE 8/31/2012
Audit Fees	$30,500	$29,000
Audit-Related Fees	0	0
Tax Fees	6,000	6,000
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2013	FYE 8/31/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2013	FYE 8/31/2012
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed November 7, 2011.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)*   /s/ John Buckel
John Buckel, President

Date     November 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ John Buckel
John Buckel, President

Date     November 4, 2013

By (Signature and Title)*   /s/ Jennifer Lima
Jennifer Lima, Treasurer

Date     November 4, 2013

* Print the name and title of each signing officer under his or her signature.